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                SECURITIES AND EXCHANGE COMMISSION
                       WASHINGTON, DC 20549


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                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported)   July 31, 1997
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                               SYS
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         (Exact Name of Registrant as Specified in Charter)


       California                 0-4169                 95-2467354
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(State or Other Jurisdiction    (Commission              (IRS Employer
 of Incorporation)              File Number)             Identification Number)




        6363 Greenwich Drive, Suite 200, San Diego, CA 92122
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(Address of Principal Executive Offices)                            (Zip Code)



Registrant's telephone number, including area code     (619)587-0484
                                                   ---------------------------


                                   (none)
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         (Former Name or Former Address, if Changed Since Last Report)




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Item 5.  Other Events.

     The Board of Directors of SYS (SYYS) elected Robert C. Mowry to the positions of Chairman of the Board and Acting Chief Executive Officer effective August 1, 1997. Mr. Mowry was elected a member of the Board at the Company's 1996 Annual Shareholder Meeting on March 21, 1997. Mr. Mowry has made a major effort to purchase a controlling stock position in the Company which has been reported periodically in his 13D/A filings with the Securities and Exchange Commission. Mr. Mowry is currently Chief Executive Officer of UniPrise Corporation, a privately held software company located in Irvine, California.


                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                             SYS
                                                 -----------------------------
                                                         (Registrant)




Date    July 31, 1997                             /s/ Lawrence L. Kavanau
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                                                 Lawrence L. Kavanau
                                                 Acting Chief Executive Officer